As Filed with the Securities and Exchange Commission on November 2, 2005

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 26, 2005

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

(704) 386-5681

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 26, 2005, Bank of America Corporation (the “Registrant”) filed a Form 8-K to report that it had entered into a Cancellation Agreement with Brian T. Moynihan pursuant to which Mr. Moynihan’s employment agreement was canceled and an Agreement Regarding Participation in the FleetBoston Supplemental Executive Retirement Plan (the “SERP Agreement”) pursuant to which Mr. Moynihan’s participation in the FleetBoston Financial Corporation Supplemental Executive Retirement Plan was frozen. The description of these agreements in the Form 8-K was correct. There was, however, a typographical error in Section 2 of the SERP Agreement previously filed as Exhibit 10.2. An amendment to the SERP Agreement correcting this error is attached hereto as Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.
10.1	Cancellation Agreement dated October 26, 2005 between Bank of America Corporation and Brian T. Moynihan*

10.2	Agreement Regarding Participation in the FleetBoston Supplemental Executive Retirement Plan dated October 26, 2005 between Bank of America Corporation and Brian T. Moynihan*

10.3	Amendment to Agreement Regarding Participation in the FleetBoston Supplemental Executive Retirement Plan dated November 1, 2005

*	Previously filed on Registrant’s Current Report on Form 8-K dated October 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ellen Perrin
Ellen Perrin
Assistant General Counsel

Dated: November 2, 2005

INDEX TO EXHIBITS

EXHIBIT NO.
10.1	Cancellation Agreement dated October 26, 2005 between Bank of America Corporation and Brian T. Moynihan*

10.2	Agreement Regarding Participation in the FleetBoston Supplemental Executive Retirement Plan dated October 26, 2005 between Bank of America Corporation and Brian T. Moynihan*

10.3	Amendment to Agreement Regarding Participation in the FleetBoston Supplemental Executive Retirement Plan dated November 1, 2005

*	Previously filed on Registrant Current Report on Form 8-K dated October 26, 2005.